UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 27, 2006
Calpine Generating Company, LLC
CalGen Finance Corp.
(Exact name of registrant as specified in its charter)
Delaware
(State or Other Jurisdiction of Incorporation)
Commission File Numbers:
333-117335
333-117335-40
I.R.S. Employer Identification Numbers:
77-0555128
20-1162632
50 West San Fernando Street
San Jose, California 95113
Telephone: (408) 995-5115
(Address of principal executive offices and telephone number)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF ADDITIONAL REGISTRANTS

	State of		I.R.S. Employer
	Incorporation	Commission File	Identification
Registrant	or Organization	Number	Number
CalGen Expansion Company, LLC	Delaware	333-117335-39	77-0555127
Baytown Energy Center, LP	Delaware	333-117335-38	77-0555135
Calpine Baytown Energy Center GP, LLC	Delaware	333-117335-37	77-0555133
Calpine Baytown Energy Center LP, LLC	Delaware	333-117335-36	77-0555138
Baytown Power GP, LLC	Delaware	333-117335-35	86-1056699
Baytown Power, LP	Delaware	333-117335-34	86-1056708
Carville Energy LLC	Delaware	333-117335-33	36-4309608
Channel Energy Center, LP	Delaware	333-117335-32	77-0555137
Calpine Channel Energy Center GP, LLC	Delaware	333-117335-31	77-0555139
Calpine Channel Energy Center LP, LLC	Delaware	333-117335-09	77-0555140
Channel Power GP, LLC	Delaware	333-117335-08	86-1056758
Channel Power, LP	Delaware	333-117335-07	86-1056755
Columbia Energy LLC	Delaware	333-117335-06	36-4380154
Corpus Christi Cogeneration LP	Delaware	333-117335-05	36-4337040
Nueces Bay Energy LLC	Delaware	333-117335-04	36-4216016
Calpine Northbrook Southcoast Investors, LLC	Delaware	333-117335-03	36-4337045
Calpine Corpus Christi Energy GP, LLC	Delaware	333-117335-02	86-1056770
Calpine Corpus Christi Energy, LP	Delaware	333-117335-30	86-1056497
Decatur Energy Center, LLC	Delaware	333-117335-29	77-0555708
Delta Energy Center, LLC	Delaware	333-117335-28	95-4812214
CalGen Project Equipment Finance Company Two, LLC	Delaware	333-117335-27	77-0585399
Freestone Power Generation LP	Texas	333-117335-26	76-0608559
Calpine Freestone, LLC	Delaware	333-117335-25	77-0486738
CPN Freestone, LLC	Delaware	333-117335-24	77-0545937
Calpine Freestone Energy GP, LLC	Delaware	333-117335-23	86-1056713
Calpine Freestone Energy, LP	Delaware	333-117335-22	86-1056720
Calpine Power Equipment LP	Texas	333-117335-21	76-0645514
Los Medanos Energy Center, LLC	Delaware	333-117335-20	77-0553164
CalGen Project Equipment Finance Company One, LLC	Delaware	333-117335-19	77-0556245
Morgan Energy Center, LLC	Delaware	333-117335-18	77-0555141
Pastoria Energy Facility L.L.C.	Delaware	333-117335-17	77-0581976
Calpine Pastoria Holdings, LLC	Delaware	333-117335-16	77-0559247
Calpine Oneta Power, L.P.	Delaware	333-117335-15	75-2815392
Calpine Oneta Power I, LLC	Delaware	333-117335-14	75-2815390
Calpine Oneta Power II, LLC	Delaware	333-117335-13	75-2815394
Zion Energy LLC	Delaware	333-117335-12	36-4330312
CalGen Project Equipment Finance Company Three LLC	Delaware	333-117335-11	10-0008436
CalGen Equipment Finance Holdings, LLC	Delaware	333-117335-10	77-0555519
CalGen Equipment Finance Company, LLC	Delaware	333-117335-01	77-0555523

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     (b) Effective March 27, 2006, Scott J. Davido replaced Charles B. Clark, Jr. as the Chief Financial Officer of CalGen Finance Corp. and each of the additional registrants listed in the “Additional Registrants” table above (together with CalGen Finance Corp., the “Additional Registrants”). Mr. Clark will continue to serve as the Senior Vice President, Controller and Chief Accounting Officer of Calpine Generating Company, LLC (“CalGen”) and was also appointed, effective March 27, 2006, as the Senior Vice President, Controller and Chief Accounting Officer of each of the Additional Registrants. Mr. Clark is also the Senior Vice President, Corporate Controller and Chief Accounting Officer of Calpine Corporation (“Calpine”), which indirectly wholly owns CalGen and each of the Additional Registrants.
     (c) Effective March 27, 2006, Robert P. May was appointed as the President and Chief Executive Officer and Mr. Davido was appointed as the Executive Vice President and Chief Financial Officer of CalGen and each of the Additional Registrants. Mr. May is the Chief Executive Officer of Calpine and is a member of Calpine’s Board of Directors. Mr. Davido is the Executive Vice President and Chief Financial Officer of Calpine, and also serves as Calpine’s Chief Restructuring Officer. Also effective March 27, 2006, Mr. Clark was appointed as the Senior Vice President, Controller and Chief Accounting Officer of each of the Additional Registrants.
     Mr. May, age 56, joined Calpine as its Chief Executive Officer in December 2005. Prior to joining Calpine, Mr. May served in various senior management and executive positions, most recently as non-executive chairman of the board of HealthSouth Corporation from July 2004 to October 2005. Mr. May, who had joined HealthSouth Corporation’s board in 2002, also served as interim CEO of HealthSouth Corporation from March 2003 to May 2004 and as interim president of its outpatient and diagnostic division from August 2003 to January 2004. In addition, from January 2005 to August 2005, Mr. May served as interim CEO of Charter Communications Inc., where he has been a member of the board of directors since October 2004. Mr. May served as chief executive officer and as a member of the board of directors of PNV, Inc. from March 1999 to March 2001. Mr. May was chief operating officer and a member of the board of directors of Cablevision Systems Corp. from 1996 to 1998. Since 2001, Mr. May has served as principal of RPM Systems, a strategic and private investing consulting firm. Currently, in addition to serving as a member of Calpine’s board of directors and a member of the boards of directors of CalGen and each of the Additional Registrants, Mr. May continues to serve as a member of the board of directors of Charter Communications and also serves as a member of the advisory board of Deutsche Bank Americas.
     Prior to joining Calpine as Executive Vice President and Chief Financial Officer in February 2006, Mr. Davido, age 44, served as Executive Vice President and President for the Northeast Region of NRG Energy, Inc. (“NRG Energy”) since April 2004. He was Chairman of the Board of NRG Energy from May to December 2003, during its financial restructuring, and was Senior Vice President, General Counsel and Secretary of NRG Energy from October 2002 through April 2004. Prior to joining NRG Energy, Mr. Davido was with The Elder-Beerman Stores Corp., serving as that company’s Executive Vice President and Chief Financial Officer from March

1999 to May 2002, and as its General Counsel from January 1998 through March 1999. In addition to also serving as Calpine’s Chief Restructuring Officer, Mr. Davido is a member of the boards of directors of CalGen and each of the Additional Registrants, as well as a member of the boards of directors of Stage Stores, Inc. and Special Metals Corporation.
     In addition to serving as Senior Vice President, Controller and Chief Accounting Officer of CalGen, Mr. Clark, age 58, has served as Calpine’s Senior Vice President since September 2001 and Corporate Controller since May 1999. He was the Director of Business Services for the Calpine’s Geysers operations from February 1999 to April 1999. He also served as a Vice President of Calpine from May 1999 until September 2001. Prior to joining Calpine, Mr. Clark served as the Chief Financial Officer of Hobbs Group, LLC from March 1998 to November 1998. Mr. Clark also served as Senior Vice President — Finance and Administration of CNF Industries, Inc. from February 1997 to February 1998. He served as Vice President and Chief Financial Officer of Century Contractors West, Inc. from May 1988 to January 1997.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALPINE GENERATING COMPANY, LLC CALGEN FINANCE CORP. AND EACH OF THE REGISTRANTS LISTED ON THE TABLE OF ADDITIONAL REGISTRANTS
By:	/s/ Charles B. Clark, Jr.
Charles B. Clark, Jr.
Senior Vice President, Controller and Chief Accounting Officer

Date: March 31, 2006